Ex - 10.11

                         AGREEMENT TO PROVIDE INSURANCE

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 Principal    Loan Date   Maturity     Loan No   Call/Coll   Account  Officer  Initials
$300,000.00  12-07-2005  01-15-2007  0412821880         98   128218     601
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

  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing "***" has been omitted due to text length limitations.
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
Grantor: SHEER VISION, INC.                        Lender: Vineyard Bank
         4030 Palos Verdes Drive North, Suite 104          Diamond Bar
         Rolling Hills, CA 90274                           1200 S. Diamond Bar Boulevard
                                                           Diamond Bar, CA 91765

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INSURANCE REQUIREMENTS. Grantor, SHEER VISION, INC. ("Grantor"), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents for the loan. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

        COLLATERAL:    ALL INVENTORY AND EQUIPMENT.
                       TYPE: All risks, including fire, theft and liability.
                       AMOUNT: Full Insurable Value.
                       BASIS: Replacement value.
                       ENDORSEMENTS: Certificate of Insurance to name Vineyard
                       Bank as Loss Payee/Mortgagee. Lender's Loss Payable
                       Endorsement; and further stipulating that coverage will not be cancelled or diminished without a minimum of 10 days prior written notice to Lender.
                       DEDUCTIBLES: $500.00.
                       LATEST DELIVERY DATE: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE MAILING ADDRESS. All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

                   Vineyard Bank
                   Credit Administration
                   P.O. Box 2319
                   Corona, CA 92787-2319

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of December 7, 2005, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO AN AMOUNT EQUAL TO THE LESSER OF (1) THE UNPAID BALANCE OF THE DEBT, EXCLUDING ANY UNEARNED FINANCE CHARGES, OR (2) THE VALUE OF THE COLLATERAL; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED DECEMBER 7, 2005.

GRANTOR:

SHEER VISION, INC.

By: /s/ Suzanne Lewsadder
    ---------------------------------------------
    Suzanne Lewsadder, President of SHEER VISION,
    INC.

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                               FOR LENDER USE ONLY
                             INSURANCE VERIFICATION

DATE: 12-09-05                                  PHONE 866-467-8730

______________________
AGENT'S NAME: Hartford Casualty Ins. Co
AGENCY: ________________________________
INSURANCE COMPANY: Hartford Casualty Ins. Co
POLICY NUMBER: 72 3BA AC9541
EFFECTIVE DATES: 10-16-2005 - 10-16-2006
________________________________________________________________________________

COMMENTS: ______________________________________________________________________

________________________________________________________________________________

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